UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest events reported) October 11, 2002
                                                         ----------------
                                                        (October 10, 2002)
                                                         ----------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                 Commission               85-0468296
-----------------------------                         -------------------------
(State or Other Jurisdiction   File Number 333-32170      (I.R.S. Employer
                                           ---------
     of Incorporation)                                 Identification) Number)



     Alvarado Square, Albuquerque, New Mexico                        87158
     ----------------------------------------                        -----
     (Address of principal executive offices)                      (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item  7.   Financial Statements, Pro Forma Financial Information and Exhibits

           (c) Exhibits

               99.1  Press Release issued by the Company on October 10, 2002
               99.2  Other Select Financial Information

Item  9.   Regulation FD Disclosure

The Company is filing as exhibits to this Form 8-K its (1) press release issued by the Company on October 10, 2002 and (2) other select financial information.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------
Statements made in this news release that relate to future events are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and the company assumes no obligation to update this information. Because actual results may differ materially from expectations, the company cautions readers not to place undue reliance on these statements. A number of factors, including state legislative decisions and rulings by the New Mexico Public Regulation Commission, could affect the agreement to lower rates discussed in this news release. Future financial results will be affected by a number of additional factors, including weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the performance of generating units and transmission system and state and federal regulatory and legislative decisions and actions. For a detailed discussion of the important factors affecting PNM Resources, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K for the year ended December 31, 2001, Form 10Q for the quarter ended June 30, 2002 and Form 8-K filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC.
                                ----------------------------------------------
                                                  (Registrant)


Date:  October 11, 2002                        /s/ John R. Loyack
                                ----------------------------------------------
                                                 John R. Loyack
                                  Vice President and Chief Accounting Officer
                                 (Officer duly authorized to sign this report)